UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2013
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On April 23, 2013, Illinois Tool Works Inc. (the “Company”) announced its 2013 first quarter results of operations in the press release furnished as Exhibit 99.1. The Company’s presentation from the first quarter conference call held on April 23, 2013 is furnished as Exhibit 99.2. The furnished press release and conference call presentation also include information related to changes in reportable segments and segment expense allocation methodology, and the presentation of certain businesses as discontinued operations beginning in the first quarter of 2013.

2013 Segment Changes - Effective January 1, 2013, the Company made certain changes in how its operations are reported to senior management in order to better align its portfolio of businesses with its enterprise-wide portfolio management initiative. As a result of this reorganization, the Company's operations are aggregated into the following eight external reportable segments: Test & Measurement and Electronics; Automotive OEM; Polymers & Fluids; Food Equipment; Construction Products; Welding; Specialty Products; and Industrial Packaging.

The significant changes resulting from this reorganization include the following:

•
Certain businesses within the former Transportation segment, primarily related to the automotive aftermarket business, are reported in the Polymers & Fluids segment and the Transportation segment has been renamed Automotive OEM.

•	The Welding business, which was formerly reported in the Power Systems & Electronics segment, is reported separately as the Welding segment.

•
The Electronics business, which was formerly reported in the Power Systems & Electronics segment, is combined with the Test & Measurement business, which was formerly reported in the All Other segment, to form a new Test & Measurement and Electronics segment.

•	The All Other segment has been renamed Specialty Products.

Commensurate with the change in reportable segments described above, the segment operating income was also revised for a change in how expenses maintained at the corporate level are allocated to the Company's segments. Prior to January 1, 2013, the Company allocated all operating expenses held at corporate to its segments. Beginning January 1, 2013, segments are allocated a fixed overhead charge based on the segment's revenues. Expenses not charged to the segments are now reported separately as unallocated.

Restated historical segment results conforming to the current year presentation under the new segment structure and expense allocation methodology have been included in the press release furnished as Exhibit 99.1 and in the conference call presentation furnished as Exhibit 99.2.

2013 Discontinued Operations - The Company periodically reviews its operations for businesses which may no longer be aligned with its enterprise initiatives and long-term objectives. In the first quarter of 2013, the Company committed to plans for the divestiture of two transportation related businesses and a machine components business previously included in the Specialty Products segment, two construction distribution businesses previously included in the Construction Products segment, and a chemical manufacturing business previously included in the Polymers & Fluids segment. In connection with the anticipated sale of these businesses, the Company recorded $102 million of goodwill impairment charges and loss reserves on assets held for sale which were included in income (loss) from discontinued operations. Restated statements of income and related segment data to present the operating results of the held for sale as well as certain previously divested businesses as discontinued operations are included in the press release furnished as Exhibit 99.1 and in the conference call presentation furnished as Exhibit 99.2.

Non-GAAP Financial Measures

The Company uses free operating cash flow to measure cash flow generated by operations that is available for dividends, acquisitions, share repurchases and debt repayment. The Company believes this non-GAAP financial measure is useful to investors in evaluating the Company's financial performance and measures the Company's ability to generate cash internally to fund Company initiatives. Free operating cash flow represents net cash provided by operating activities less additions to plant and equipment. Free operating cash flow is a measurement that is not the same as net cash flow from operating activities per the statement of cash flows and may not be consistent with similarly titled measures used by other companies. A reconciliation of free operating cash flow to net cash provided by operating activities is included in the press release furnished as Exhibit 99.1 and in the conference call presentation furnished as Exhibit 99.2.

The Company uses return on average invested capital (“ROIC”) to measure the effectiveness of its operations' use of invested capital to generate profits. ROIC is a non-GAAP financial measure that the Company believes is a meaningful metric to investors in evaluating the Company's financial performance and may be different than the method used by other companies to calculate ROIC. Invested capital represents the net assets of the Company, excluding cash and equivalents and outstanding debt, which are excluded as they do not represent capital investment in the Company's operations. Average invested capital is calculated using balances at the start of the period and at the end of each quarter. A calculation of ROIC is included in the conference call presentation furnished as Exhibit 99.2.

The Company uses the ratio of total debt to adjusted EBITDA to measure its ability to repay its outstanding debt obligations. The Company believes that total debt to adjusted EBITDA is a meaningful metric to investors in evaluating the Company's long term financial liquidity and may be different than the method used by other companies to calculate total debt to EBITDA. Adjusted EBITDA and the ratio of total debt to adjusted EBITDA are non-GAAP financial measures. The ratio of total debt to adjusted EBITDA represents total debt divided by income from continuing operations before interest expense, gain on sale of interest in Decorative Surfaces, other income (expense), income taxes, depreciation, and amortization and impairment of goodwill and other intangible assets on a trailing twelve month basis. A reconciliation of total debt to adjusted EBITDA is included in the conference call presentation furnished as Exhibit 99.2.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
	99.1	Press Release issued by Illinois Tool Works Inc. dated April 23, 2013 (furnished pursuant to Item 2.02).

	99.2	Presentation from Illinois Tool Works Inc. first quarter conference call on April 23, 2013 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: April 23, 2013	By: /s/ Ronald D. Kropp
Ronald D. Kropp
Senior Vice President & Chief Financial Officer